版权授权书

Copyright authorization

授权方:北京赢在前沿文化交流有限公司
Authorized party: Beijing YingZai frontier cultural exchange co., LTD

被授权方:师董会(北京)信息科技有限公司
Authorized party: Shi Dong Hui (Beijing) information technology co., LTD

授权方北京赢在前沿文化交流有限公司是本授权书中《赢家大讲堂》系列作品的合法著作权及制作人或有合法的来源,拥有通过互联网传播作品的权利以及相应的转授权资格。

The authorizer, Beijing YingZai frontier cultural exchange co., LTD., is a series of "winner lecture hall" in this authorization letter product of legal copyright and producer or legal source, have the right to spread works through the Internet and corresponding sub-authorization qualification.

兹确认,授权方授权被授权方在 师董会 APP 中发行、传播、销售、剪辑加工、运营该作品,通过被授权方推广渠道提供作品给终端用户;并允许被授权方在其官方网站和合作网站上展示授权方的作品。

This is to confirm that the authorized party authorizes the authorized party to distribute, disseminate, sell and clip, work and operate the work in the Shi Dong Hui APP and provide the work to end users through the authorized party's promotion channels; And allow the authorized party to display the works on its official website and cooperative websites.

授权方式 Authorization way:口独家 exclusive ■非独家 The sole 口其他 other

授权期限:自 2016 年 05 月 31 日至 2021 年 05 月 30 日;如授权 5 年期满后双方无异议,则本授权自动续约。
Authorization period: May 31, 2016 solstice May 30, 2021; If both parties have no objection after the expiration of 5 years, the authorization will be automatically renewed

授权方保证: Authorization’s warranty

1)对提供的授权内容和相关资料具有真实合法的来源与权利,不侵犯任何其他权利人的合法权益(包括但不限于知识产权、人格权、名誉权、肖像权、隐私权等)
The authorized content and relevant materials shall have true and legal sources and rights, and shall not infringe upon the legitimate rights and interests of any other right holders (including but not limited to intellectual property rights, personality rights, right of reputation, right of portrait, right of privacy, etc.).

(2)保证提供的授权内容合法健康,不违反任何应予适用的法律、法规、规范、政策,不包含反动、色情、侮辱或诽谤等不良信息;
Guarantee that the authorized content provided is legal and healthy, and does not violate any applicable laws, regulations, norms or policies, and does not contain harmful information such as reactionary, pornographic, insulting or defamatory etc.

(3)因提供的授权内容产生的版权或其他纠纷,使被授权方,被授权方的关联公司,及与被授权方合作的第三方陷入任何法律纠纷、行政处罚、诉讼或仲裁等,均由授权方负责解决和承担。
Any legal dispute, administrative penalty, lawsuit or arbitration caused by copyright or other disputes arising from the authorized content provided shall be resolved and borne by the authorizer.

授权方盖章: Authorized seal
2016 年 05 月 30 日 May 30, 2016